Fees Summary	Oct. 14, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	1,028,784.82
Total Transaction Valuation	7,449,564,265.00
Total Offset Amount	0.00
Net Fee	$ 1,028,784.82